UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2005

Far East Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-32455	88-0459590
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 N. Sam Houston Parkway E., Suite 205, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-598-0470

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2005, our wholly owned subsidiary, Newark Valley Oil & Gas, Inc., entered into a purchase and sale agreement (the "Purchase Agreement") with Zier & Associates, Ltd. for the sale of our oil and gas leasehold interests and other property interests in Montana. As a condition to the sale of our Montana properties, we acquired certain overriding royalty interests in adjoining acreage for $100,000, which were also sold to Zier & Associates, Ltd. under the terms of the Purchase Agreement. The transaction closed on February 2, 2005. At the closing, we received gross proceeds of $1,135,000 from the sale of the Montana properties (including the overriding royalty interests) described above. We will remain responsible for the payment of expenses and related accounts payable attributable to the Montana properties to the extent they relate to the time prior to February 2, 2005.

The above discussion of the Purchase Agreement is a summary description of certain terms and conditions of that agreement and is qualified in its entirety by the terms and conditions of that agreement. For complete descriptions of the rights and obligations summarized in this report, reference must be made to the Purchase Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 2, 2005, we completed the sale of our oil and gas leasehold interests and other property interests in Montana as described in Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Our unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 and unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c) Exhibits

10.1 Purchase and Sale Agreement between Newark Valley Oil & Gas, Inc. and Zier & Associates, Ltd., dated February 2, 2005.

99.1 Unaudited pro forma condensed consolidated balance sheet of Far East Energy Corporation as of September 30, 2004 and unaudited pro forma condensed consolidated statements of operations of Far East Energy Corporation for the nine months ended September 30, 2004 and the year ended December 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Far East Energy Corporation

February 7, 2005	By:	/s/ Bruce N. Huff

Name: Bruce N. Huff
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement between Newark Valley Oil & Gas, Inc. and Zier & Associates, Ltd., dated February 2, 2005.
99.1	Unaudited pro forma condensed consolidated balance sheet of Far East Energy Corporation as of September 30, 2004 and unaudited pro forma condensed consolidated statements of operations of Far East Energy Corporation for the nine months ended September 30, 2004 and the year ended December 31, 2003.